CONTENTS


                                                                      Statement
                                                                           No.

    Balance sheets at June 30, 1996:
          Monongahela Power Company                                        1-A
          The Potomac Edison Company                                       2-A
          West Penn Power Company and Subsidiaries                         3-A
          Allegheny Power System, Inc. and Subsidiaries                    4-A




    Statements of income and retained earnings for twelve months ended June 30, 1996:
          Monongahela Power Company                                        1-B
          The Potomac Edison Company                                       2-B
          West Penn Power Company and Subsidiaries                         3-B
          Allegheny Power System, Inc. and Subsidiaries                    4-B


    These financial statements have been prepared for Form U-1 purposes and are unaudited.

    Reference is made to the Notes to Financial Statements in the Allegheny Power System companies combined Annual Report on
    Form 10-K for the year ended December 31, 1995 and to the Form 10-Q's for the quarters ended March 31, 1996 and June 30, 1996.


    The income statements do not reflect any additional income from investments which may be made with the proceeds from the transactions set forth in this application-declaration.

                                                                   Statement 1-A

    MONONGAHELA POWER COMPANY

    BALANCE SHEET AS OF JUNE 30, 1996 PER BOOKS



                                                                    (Thousands)
                                                                     Per Books
    Assets

    Property, plant, and equipment:
       At original cost                                              $1,842,329
       Accumulated depreciation                                        (770,039)


    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                                         56,704
       Other                                                                379


    Current assets:
       Cash and temporary cash investments                                2,833

       Accounts receivable:
          Electric service, net of $2,142,000 uncollectible allowance    61,302
          Affiliated and other                                           11,356
       Materials and supplies--at average cost:
          Operating and construction                                     20,437
          Fuel                                                           14,032
       Prepaid taxes                                                     10,636
       Deferred income taxes                                             10,024
       Other                                                              4,813


    Deferred charges:
       Regulatory assets                                                163,391
       Unamortized loss on reacquired debt                               15,715
       Other                                                             11,264


              Total Assets                                           $1,455,176





                                                          Statement 1-A

                                                             (continued)
    MONONGAHELA POWER COMPANY

    BALANCE SHEET AS OF JUNE 30, 1996 PER BOOKS


                                                           (Thousands)
                                                            Per Books

    Capitalization and Liabilities

    Capitalization:
      Common stock:
         Common stock - par value $50 per share,
            authorized 8,000,000 shares, outstanding
            5,891,000 shares (no change
            since 7-1-95)                                     $294,550
         Other paid-in capital (decreased $76,000
            since 7-1-96)                                        2,441
         Retained earnings                                     211,261

       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 1,500,000
           shares, outstanding 740,000 shares                   74,000

       Long-term debt and QUIDS                                489,668

    Current liabilities:
       Short-term debt                                           7,696
       Long-term debt due within one year                          500
       Accounts payable                                         21,953
       Accounts payable to affiliates                            7,913
       Taxes accrued:
           Federal and state income                             10,337
           Other                                                11,683
       Deferred power costs                                     18,624
       Interest accrued                                          8,964
       Restructuring liabilities                                 8,630
       Other                                                    18,035

    Deferred credits and other liabilities:
       Unamortized investment credit                            21,518
       Deferred income taxes                                   207,326
       Regulatory liabilities                                   19,138
       Restructuring liabilities                                 4,130
       Other                                                    16,809

                    Total Capitalization and Liabilities    $1,455,176

                                                                Statement 2-A

    THE POTOMAC EDISON COMPANY

    BALANCE SHEET AS OF JUNE 30, 1996 PER BOOKS



                                                                   (Thousands)
                                                                    Per Books
    Assets

    Property, plant, and equipment:
       At original cost                                              $2,079,519
       Accumulated depreciation                                        (762,080)

    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                                         58,804
       Other                                                                737


    Current assets:
       Cash                                                               2,600

       Accounts receivable:
          Electric service, net of $1,462,000 uncollectible allowance    91,550
          Affiliated and other                                            2,807
       Notes receivable from affiliates                                   4,400
       Materials and supplies--at average cost:
          Operating and construction                                     25,110
          Fuel                                                           13,454
       Prepaid taxes                                                      7,126
       Other                                                             10,225



    Deferred charges:
       Regulatory assets                                                 80,509
       Unamortized loss on reacquired debt                               18,468
       Other                                                             11,259


              Total Assets                                           $1,644,488





                                                              Statement 2-A
                                                                 (continued)
    THE POTOMAC EDISON COMPANY

    BALANCE SHEET AS OF JUNE 30, 1996 PER BOOKS

                                                              (Thousands)
                                                                 Per Books


    Capitalization and Liabilities

    Capitalization:
       Common stock:
         Common stock - no par value, authorized
            23,000,000 shares, outstanding
            22,385,000 shares (no change
            since 7-1-95)                                           $447,700
         Other paid-in capital (decrease of $66,000
           since 7-1-95)                                               2,690
         Retained earnings                                           226,996

       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 5,378,611
           shares, outstanding 163,784 shares:                        16,378

       Long-term debt                                                628,240

    Current liabilities:
       Long-term debt due within one year                                800
       Accounts payable                                               20,018
       Accounts payable to affiliates                                 13,711
       Taxes accrued:
          Federal and state income                                     9,568
          Other                                                        9,701
       Interest accrued                                               10,219
       Customer deposits                                               6,601
       Restructuring liabilities                                      10,288
       Other                                                          14,504

    Deferred credits and other liabilities:
       Unamortized investment credit                                  24,719
       Deferred income taxes                                         158,365
       Regulatory liabilities                                         14,815
       Restructuring liabilities                                       4,880
       Other                                                          24,295

                    Total Capitalization and Liabilities          $1,644,488

                                                                 Statement 3-A

    WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1996 PER BOOKS



                                                                   (Thousands)
                                                                    Per Books
    Assets

    Property, plant, and equipment:
       At original cost                                              $3,115,808
       Accumulated depreciation                                      (1,110,360)


    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                                         94,507
       Other                                                              1,158


    Current assets:
       Cash                                                                 343

       Accounts receivable:
          Electric service, net of $9,707,000 uncollectible allowance   115,962
          Affiliated and other                                           13,921
       Materials and supplies--at average cost:
          Operating and construction                                     37,175
          Fuel                                                           27,109
       Deferred income taxes                                             25,527
       Prepaid taxes                                                     29,354
       Other                                                              4,913


    Deferred charges:
       Regulatory assets                                                340,638
       Unamortized loss on reacquired debt                               11,623
       Other                                                             13,149


              Total Assets                                           $2,720,827


                                                            Statement 3-A
                                                               (continued)
    WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1996 PER BOOKS

                                                            (Thousands)
                                                              Per Books


    Capitalization and Liabilities

    Capitalization:
       Common stock:
         Common stock - no par value, authorized
            28,902,923 shares, outstanding
            24,361,586 shares (no change
            since 7-1-95)                                       $465,994
         Other paid-in capital (decrease of $212,000
           since 7-1-95)                                          55,475
         Retained earnings                                       442,108

       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 3,097,077
           shares, outstanding 797,077 shares:                    79,708

       Long-term debt and QUIDS                                  904,957

    Current liabilities:
       Short-term debt                                            37,983
       Accounts payable                                           50,906
       Accounts payable to affiliates                              5,594
       Taxes accrued:
          Federal and state income                                 7,121
          Other                                                    9,546
       Deferred power costs                                       24,000
       Interest accrued                                           17,212
       Restructuring liabilities                                  14,446
       Other                                                      23,611

    Deferred credits and other liabilities:
       Unamortized investment credit                              49,076
       Deferred income taxes                                     463,200
       Regulatory liabilities                                     34,194
       Restructuring liabilities                                   6,590
       Other                                                      29,106

                    Total Capitalization and Liabilities      $2,720,827



    ALLEGHENY POWER SYSTEM, INC. AND SUBSIDIARIES

    CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1996


    Assets                                                            Per Books

    Property, plant, and equipment:
       At original cost                                              $7,880,554
       Accumulated depreciation                                      (2,811,278)
                                                                      5,069,276
    Investments and other assets:
       Subsidiaries consolidated--excess of cost
          over book equity at acquisition                                15,077
       Benefit plan's investments                                        48,199
       Other                                                              5,068
                                                                         68,344
    Current assets:
       Cash and temporary cash investments                                6,699
       Accounts receivable:
          Electric service, net of $13,310,000 uncollectible allowance  268,815
          Other                                                          14,147
       Materials and supplies--at average cost:
          Operating and construction                                     84,914
          Fuel                                                           54,595
       Prepaid taxes                                                     47,116
       Deferred income taxes                                             41,727
       Other                                                             15,137
                                                                        533,150
    Deferred charges:
       Regulatory assets                                                599,155
       Unamortized loss on reacquired debt                               55,329
       Other                                                             37,724
                                                                        692,208

              Total Assets                                           $6,362,978


    Capitalization and Liabilities
    Capitalization:
       Common stock                                                   $151,600
       Other paid-in capital                                         1,012,145
       Retained earnings                                               987,034
                                                                     2,150,779
       Preferred stock                                                 170,086
       Long-term debt and QUIDS of subsidiaries                      2,263,449
                                                                     4,584,314
    Current liabilities:
       Short-term debt                                                 107,513
       Long-term debt due within one year                                5,900
       Accounts payable                                                103,672
       Taxes accrued:
          Federal and state income                                      27,200
          Other                                                         31,521
       Interest accrued                                                 41,828
       Deferred power costs                                             44,648
       Restructuring liabilities                                        33,365
       Other                                                            66,560
                                                                       462,207
    Deferred credits and other liabilities:
       Unamortized investment credit                                   145,639
       Deferred income taxes                                           987,003
       Regulatory liabilities                                           95,604
       Restructuring liabilities                                        15,600
       Other                                                            72,611
                                                                     1,316,457

                    Total Capitalization and Liabilities            $6,362,978


                                                        Statement 1-B
    MONONGAHELA POWER COMPANY

    STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1996


                                                        (Thousands)
                                                         Per Books*

    ELECTRIC OPERATING REVENUES                             $653,245

    OPERATING EXPENSES:
       Operation:
         Fuel                                                143,938
         Purchased power and exchanges                        95,333
         Deferred power costs, net                            13,219
         Other                                                94,181
       Maintenance                                            75,860
       Depreciation                                           56,134
       Taxes other than income taxes                          40,600
       Federal and state income taxes                         39,112
                  Total Operating Expenses                   558,377
                  Operating Income                            94,868


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                               372
       Other income, net                                       7,652
                 Total Other Income and Deductions             8,024
                 Income Before Interest Charges              102,892


    INTEREST CHARGES:
       Interest on first mortgage bonds                       27,472
       Interest on other long-term obligations                 9,687
       Other interest                                          2,279
       Allowance for borrowed funds used during
          construction                                          (604)
                Total Interest Charges                        38,834


    Net Income                                               $64,058

    *Includes a charge of $19.3 million for restructuring.

                                               Statement 1-B
                                                (continued)

    MONONGAHELA POWER COMPANY

    STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1996


                                                        (Thousands)
                                                        Per Books


    Balance at July 1, 1995                              $202,556


    Add:

        Net income                                         64,058
                                                          266,614


    Deduct:

         Dividends on capital stock:
            Preferred stock                                 5,037
            Common stock                                   48,953
         Charge on redemption of preferred stock            1,363

                 Total deductions                          55,353


    Balance at June 30, 1996                             $211,261

                                              Statement 2-B
    THE POTOMAC EDISON COMPANY

    STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1996


                                                     (Thousands)
                                                      Per Books*

    ELECTRIC OPERATING REVENUES                         $739,484

    OPERATING EXPENSES:
       Operation:
         Fuel                                            139,991
         Purchased power and exchanges                   138,665
         Deferred power costs, net                        11,848
         Other                                           107,450
       Maintenance                                        62,024
       Depreciation                                       69,806
       Taxes other than income taxes                      47,004
       Federal and state income taxes                     41,589
                  Total Operating Expenses               618,377
                  Operating Income                       121,107


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                           495
       Other income, net                                  11,661
                 Total Other Income and Deductions        12,156
                 Income Before Interest Charges          133,263


    INTEREST CHARGES:
       Interest on first mortgage bonds                   38,752
       Interest on other long-term obligations             9,708
       Other interest                                      2,279
       Allowance for borrowed funds used during
          construction                                      (447)
                Total Interest Charges                    50,292


    Net Income                                           $82,971


    *Includes a charge of $23.1 million for restructuring.

                                                  Statement 2-B
                                                   (continued)

    THE POTOMAC EDISON COMPANY

    STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1996


                                                  (Thousands)
                                                    Per Books


    Balance at July 1, 1995                           $211,476


    Add:

        Net income                                      82,971
                                                       294,447


    Deduct:

         Dividends on capital stock:
            Preferred stock                                773
            Common stock                                64,691
         Charge on redemption of preferred stock         1,987

                 Total deductions                       67,451


    Balance at June 30, 1996                          $226,996

                                                         Statement 3-B

    WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1996


                                                         (Thousands)
                                                           Per Books*

    ELECTRIC OPERATING REVENUES                             $1,097,231

    OPERATING EXPENSES:
       Operation:
         Fuel                                                  239,070
         Purchased power and exchanges                         128,855
         Deferred power costs, net                              17,100
         Other                                                 185,135
       Maintenance                                             117,597
       Depreciation                                            115,253
       Taxes other than income taxes                            91,578
       Federal and state income taxes                           51,555
                  Total Operating Expenses                     946,143
                  Operating Income                             151,088


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                               1,851
       Other income, net                                        12,101
                 Total Other Income and Deductions              13,952
                 Income Before Interest Charges                165,040


    INTEREST CHARGES:
       Interest on first mortgage bonds                         47,206
       Interest on other long-term obligations                  18,470
       Other interest                                            5,208
       Allowance for borrowed funds used during
          construction                                          (1,539)
                Total Interest Charges                          69,345


    Consolidated Net Income                                    $95,695

    *Includes a charge of $45.2 million for restructuring.

                                             Statement 3-B
                                              (continued)

    WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1996

                                                      (Thousands)
                                                       Per Books

    Balance at July 1, 1995                             $445,322


    Add:

        Consolidated net income                           95,695
                                                         541,017


    Deduct:

         Dividends on capital stock:
            Preferred stock                                3,447
            Common stock                                  93,305
         Charge on redemption of preferred stock           2,157
                 Total deductions                         98,909


    Balance at June 30, 1996                            $442,108

                                                         Statement 4-B
    ALLEGHENY POWER SYSTEM, INC. AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1996

                                                         (Thousands)
                                                          Per Books*

    ELECTRIC OPERATING REVENUES                            $2,369,335

    OPERATING EXPENSES:
       Operation:
         Fuel                                                 523,000
         Purchased power and exchanges                        176,823
         Deferred power costs, net                             42,167
         Other                                                369,638
       Maintenance                                            256,731
       Depreciation                                           258,763
       Taxes other than income taxes                          188,034
       Federal and state income taxes                         145,435
                  Total Operating Expenses                  1,960,591
                  Operating Income                            408,744

    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                              2,719


       Other income, net                                        3,862
                 Total Other Income and Deductions              6,581
                 Income Before Interest Charges and
                   Preferred Dividends                        415,325

    INTEREST CHARGES AND PREFERRED DIVIDENDS:
       Interest on first mortgage bonds                       113,425
       Interest on other long-term obligations                 53,809
       Other interest                                          15,353
       Allowance for borrowed funds used during
          construction                                         (2,592)
       Dividends on preferred stock of subsidiaries             9,256
                Total Interest Charges and
                    Preferred Dividends                       189,251


    Consolidated Net Income                                  $226,074

    *Includes a charge of $87.6 million for restructuring.

                                                Statement 4-B
                                                 (continued)

    ALLEGHENY POWER SYSTEM, INC. AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF RETAINED EARNINGS
    FOR TWELVE MONTHS ENDED JUNE 30, 1996



                                                              (Thousands)
                                                               Per Books


    Balance at July 1, 1995                                      $967,764


    Add:

        Consolidated net income                                   226,074
                                                                1,193,838


    Deduct:

         Dividends on common stock of Allegheny
            Power System, Inc. (cash)                             201,297
         Expenses related to subsidiary companies' preferred
            stock transactions                                      5,507

             Total deductions                                     206,804


    Balance at June 30, 1996                                     $987,034